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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-57209


Supplement dated August 8, 2002


                             DAVIS REAL ESTATE FUND
                                   A SERIES OF
                               DAVIS SERIES, INC.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2002


The following information supplements and should be read in conjunction with the section of the Fund's Prospectus called "Who is Responsible For Your Davis Account."

On August 8, 2002, Chandler Spears began serving as a portfolio manager of Davis Real Estate Fund. Both Mr. Spears and Andrew A. Davis, the Fund's original portfolio manager, will manage Davis Real Estate Fund. Mr. Spears joined Davis Selected Advisers, L.P., in November 2000 as a securities analyst for the Fund. Before joining Davis Selected Advisers, L.P., Mr. Spears was employed as the director of investor relations for Charles E. Smith Residential Realty Inc. in Arlington, VA. Prior to that he was a principal and director of real estate research of SNL Securities, LC, in Charlottesville, Virginia.